                                    AMERCO


FIRST LEVEL SUBSIDIARY                           Jurisdiction
----------------------                           ------------

U-HAUL INTERNATIONAL, INC.                       NV

	 SECOND LEVEL SUBSIDIARIES
         -------------------------

	A & M Associates, Inc.				AZ
	INW Company					WA
	U-Haul Business Consultants, Inc.		AZ
	U-Haul Co. of Alabama, Inc.			AL
	U-Haul Co. of Alaska				AK
	U-Haul Co. of Arizona				AZ
	U-Haul Co. of Arkansas				AR
        U-Haul Co. of California                        CA
        U-Haul Co. (Canada) Ltd.                        Ontario
	U-Haul Co. of Colorado				CO
        U-Haul Co. of Connecticut                       CT
        U-Haul Co. of District of Columbia, Inc.        DC
	U-Haul Co. of Florida				FL
	U-Haul Co. of Georgia				GA
	U-Haul of Hawaii, Inc.				HI
        U-Haul Co. of Idaho, Inc.                       ID
        U-Haul Co. of Illinois, Inc.                    IL
        U-Haul Co. of Indiana, Inc.                     IN
        U-Haul Co. of Iowa, Inc.                        IA
        U-Haul Co. of Kansas, Inc.                      KS
	U-Haul Co. of Kentucky				KY
	U-Haul Co. of Louisiana				LA
        U-Haul Co. of Maine, Inc.                       ME
	U-Haul Co. of Maryland, Inc.			MD
	U-Haul Co. of Massachusetts, Inc.		MA
	U-Haul Co. of Michigan				MI
	U-Haul Co. of Minnesota				MN
        U-Haul Co. of Mississippi                       MS
	U-Haul Company of Missouri			MO
	U-Haul Co. of Montana, Inc.			MT
	U-Haul Co. of Nebraska				NE
	U-Haul Co. of Nevada, Inc.			NV
	U-Haul Co. of New Hampshire, Inc.		NH
	U-Haul Co. of New Jersey, Inc.			NJ
	U-Haul Co. of New Mexico, Inc.			NM

        --------------------------------------------------------------
                                                 Jurisdiction
                                                 ------------

        U-Haul Co. of New York, Inc.                    NY
        U-Haul Co. of North Carolina                    NC
        U-Haul Co. of North Dakota                      ND
        U-Haul Co. of Ohio                              OH
        U-Haul Co. of Oklahoma, Inc.                    OK
        U-Haul Co. of Oregon                            OR
        U-Haul Co. of Pennsylvania                      PA
        U-Haul Co. of Rhode Island                      RI
        U-Haul Co. of South Carolina, Inc.              SC
        U-Haul Co. of South Dakota, Inc.                SD
        U-Haul Co. of Tennessee                         TN
        U-Haul Co. of Utah, Inc.                        UT
        U-Haul Co. of Vermont, Inc.                     VT
        U-Haul Co. of Virginia                          VA
        U-Haul Co. of Washington                        WA
        U-Haul Co. of West Virginia                     WV
        U-Haul Co. of Wisconsin, Inc.                   WI
        U-Haul Co. of Wyoming, Inc.                     WY
        U-Haul Leasing & Sales Co.                      NV
        U-Haul Self-Storage Corporation                 NV
        U-Haul Co. of Texas                             TX

		SECOND LEVEL SUBSIDIARIES
                -------------------------
                Mover's Club, Inc.                      TX


FIRST LEVEL SUBSIDIARY                           Jurisdiction
----------------------                           ------------

AMERCO REAL ESTATE COMPANY                               NV

	 SECOND LEVEL SUBSIDIARIES
         -------------------------

        Amerco Real Estate Company of Alabama, Inc.      AL
        Amerco Real Estate Company of Texas, Inc.        TX
        One PAC Company                                  NV
        Two PAC Company                                  NV
        Three PAC Company                                NV
        Four PAC Company                                 NV
        Five PAC Company                                 NV
        Six PAC  Company                                 NV
        Seven PAC Company                                NV
        Eight PAC Company                                NV
        Nine PAC Company                                 NV

        ---------------------------------------------------------------

                                                 Jurisdiction
                                                 ------------

        Ten PAC Company                                  NV
        Eleven PAC Company                               NV
        Twelve PAC Company                               NV
        Nationwide Commerical Co.                        AZ

		THIRD LEVEL SUBSIDIARIES
                ------------------------

                Yonkers Property Corporation             NY



FIRST LEVEL SUBSIDIARY                           Jurisdiction
----------------------                           ------------

OXFORD LIFE INSURANCE COMPANY                            AZ

         SECOND LEVEL SUBSIDIARIES
         -------------------------

         Encore Financial, Inc.                          WI

                THIRD LEVEL SUBSIDIARIES
                ------------------------

                Encore Agency, Inc.                      LA

			FOURTH LEVEL SUBSIDIARIES
                        -------------------------

                        Community Health, Inc.           WI
                        Community Health Partners, Inc.  IL


		THIRD LEVEL SUBSIDIARIES
                ------------------------

                North American Insurance Company         WI

FIRST LEVEL SUBSIDIARY                           Jurisdiction
----------------------                           ------------

REPUBLIC WESTERN INSURANCE COMPANY                       AZ

	SECOND LEVEL SUBSIDIARIES
        -------------------------

        Republic Claims Service Co.                      AZ
        Republic Western Syndicate, Inc.                 NY
        North American Fire and Casualty
              Insurance Company                          LA
        RWIC Investments, Inc.                           AZ

           THIRD LEVEL SUBSIDIARIES
           ------------------------

           Republic Western Specialty Underwriters, Inc. AZ
           Republic Western Insurance Services           AZ


FIRST LEVEL SUBSIDIARIES                         Jurisdiction
------------------------                         ------------

Japal, Inc.                                              NV
M.V.S., Inc.                                             NV
Pafran, Inc.                                             NV
Sophmar, Inc.                                            NV
EJOS, Inc.                                               AZ
Picacho Peak Investments Co.                             NV